Securities and Exchange Commission
                     Washington, D.C.  20549

                            FORM 8-K

                         Current Report

                 Pursuant to Section 13 or 15(d)
             of the Securities Exchange Act of 1934

 Date of Report (Date of earliest event reported): June 7, 2003


                         ROUNDY'S, INC.
          (Exact name of registrant as specified in its
                             charter)


   Wisconsin               002-94984               39-0854535
(State or other        (Commission File          (IRS Employer
jurisdiction of             Number)              Identification
 incorporation)                                       No.)





          23000 Roundy Drive, Pewaukee, Wisconsin  53072
             (Address of Principal Executive Offices)


 Registrant's telephone number, including area code: (262) 953-7999



                         Not Applicable
  (Former name or former address, if changed since last report)


ITEM 2.    ACQUISITION OR DISPOSITION OF ASSETS

     (a) THE ACQUISITION. On June 7 though 12, 2003, RBF Corp., a Wisconsin corporation (the "Buyer"), and a new wholly-owned subsidiary of the Registrant, Roundy's, Inc. (the "Company"), consummated the acquisition (the "Acquisition") of certain of the assets of Fleming Companies, Inc. and Rainbow Food Group, Inc.(collectively, the "Seller"), relating to thirty-one (31) retail grocery stores, for a purchase price of approximately $67 million, plus the assumption of certain assumed liabilities, subject to post-closing adjustments. The post-closing adjustments will be based upon the final calculation of cash on hand, inventory and any discrepancies in the prorations made at closing, and are not expected to be material. A copy of the Asset Purchase Agreement dated as of May 2, 2003 by and between the Buyer, the Company, and the Seller, and the First Amendment to Asset Purchase Agreement dated as of June 4, 2003, are filed as Exhibits 2.9 and 2.10, respectively, to this Current Report.

     Fleming Companies, Inc. is the debtor-in-possession in a Chapter 11 Bankruptcy Case In re Fleming Companies, U.S.
Bankruptcy Court D. Del. Case #03109045.

     The Acquisition was negotiated at arms' length between the respective officers of the Company and the Seller, and the Company believes that it paid fair market value for the assets acquired. Further, the Acquisition was subject to approval by the Bankruptcy Court mentioned above.

     None of the Company's officers were affiliated with the Seller, its affiliates, its directors, officers or their associates.

     A copy of the press release issued by the Company on June 5, 2003 announcing bankruptcy court approval of the Acquisition is filed herewith as Exhibit 99.1.

     (b) BUSINESSES ACQUIRED. The Seller is in the business of owning and operating a wholesale and retail grocery business.
The "Acquired Business" consists of thirty-one (31) retail grocery stores located primarily in the Minneapolis-St. Paul, Minnesota metropolitan area. The Company is engaged in a similar business and intends to continue to operate the Acquired Business by consolidating these retail grocery stores into the Company's retail grocery operations.

     (c) FINANCING. The Company financed the Acquisition utilizing cash on hand.

ITEM 5.    OTHER EVENTS

     On May 12, 2003, the Company entered into an amendment to its existing $375,000,000 Credit Agreement with its several lenders; Bear Stearns Corporate Lending Inc., as Administrative Agent, Canadian Imperial Bank of Commerce, as Syndication Agent; Bank One, Wisconsin, Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A., "Rabobank Nederland", New York Branch, LaSalle Bank National Association, Associated Bank, N.A., Harris Trust and Savings Bank, M&I Marshall & Ilsley Bank, U.S. Bank, National Association, as Documentation Agents (the "Second Amendment"). The effect of the Second Amendment was to amend certain financial covenants and limits on expenditures for business acquisition purposes, to facilitate the Acquisition. A copy of the Second Amendment is filed herewith as Exhibit 10.24.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

     (a) FINANCIAL STATEMENTS OF THE BUSINESS ACQUIRED. The audited financial statements of the Acquired Business are not currently available, and Registrant has been unable to verify certain financial information necessary to determine whether the Acquired Business would meet any of the "significant subsidiary tests" of Item 1-02(w) of Regulation S-X as provided in Item 3-05 (b)(1) of Regulation S-X. As soon as practicable after verifying such financial information, but in no event later than 60 days after the due date of this Current Report, Registrant will either
(i) file such audited financial statements, if required; (ii) file by amendment to this Current Report a statement as to when such audited financial statements, if required, will be filed; or (iii) file by amendment to this Current Report a statement that such audited financial statements are not required because the Acquired Business does not meet any of the "significant subsidiary tests" of Item 1-02(w) of Regulation S-X as provided in Item 3-05(b)(1) of Regulation S-X.

     (b) PRO FORMA FINANCIAL INFORMATION. The audited financial statements of the Acquired Business are not currently available, and Registrant has been unable to verify certain financial information necessary to determine whether the Acquired Business would meet any of the "significant subsidiary tests" of Item 1-02(w) of Regulation S-X as provided in Item 3-05 (b)(1) of Regulation S-X. As soon as practicable after verifying such financial information, but in no event later than 60 days after the due date of this Current Report, Registrant will either (i) file pro forma financial statements if required by this Item 7(b); (ii) file by amendment to this Current Report a statement as to when such pro forma financial statements, if required, will be filed; or (iii) file by amendment to this Current Report a statement that such pro forma financial statements are not required because the Acquired Business does not meet any of the "significant subsidiary tests" of Item 1-02(w) of Regulation S-X as provided in Item 3-05 (b)(1) of Regulation S-X.

     (c) EXHIBITS. See the Exhibit Index, following the signature page to this Report, which Exhibit Index is incorporated herein by reference.

                           SIGNATURES



      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   ROUNDY'S, INC.
                                   (Registrant)



Date: June 23, 2003           By:   /s/ Darren W. Karst
                                   DARREN W. KARST
                                   Executive Vice President &
                                   Chief Financial Officer

                         ROUNDY'S, INC.

           EXHIBIT INDEX TO CURRENT REPORT ON FORM 8-K
                   Report Dated June 20, 2003

                                          Incorporated
                                           Herein by       Filed
Exhibit   Description                      Reference      Herewith
Number                                        from

2.9      Asset Purchase Agreement                            X
         dated May 2, 2003, by and
         between Fleming Companies,
         Inc., Rainbow Food Group,
         Inc., RBF Corp., and
         Roundy's, Inc. [1]
2.10     First Amendment dated June 4,                       X
         2003 to Asset Purchase
         Agreement dated May 2, 2003,
         by and between Fleming
         Companies, Inc., Rainbow Food
         Group, Inc., RBF Corp., and
         Roundy's, Inc.(1)
10.24    Second Amendment dated May                          X
         12, 2003 to $375,000,000
         Credit Agreement dated as of
         June 6, 2002 among Roundy's
         Acquisition Corp., Roundy's,
         Inc., as Borrower, The
         Several Lenders from Time to
         Time Parties Hereto, Bear
         Stearns Corporate Lending
         Inc., as Administrative
         Agent, Canadian Imperial Bank
         of Commerce, as Syndication
         Agent, Bank One, Wisconsin,
         Cooperatieve Centrale
         Raiffeisen-Boerenleenbank
         B.A., "Rabobank Nederland",
         New York Branch, LaSalle Bank
         National Association,
         Associated Bank, N.A., Harris
         Trust and Savings Bank, M&I
         Marshall & Ilsley Bank, U.S.
         Bank, National Association,
         as Documentation Agents dated
         as of June 6, 2002
99.1     Press Release issued by                             X
         Roundy's, Inc. on June 5,
         2003 announcing bankruptcy court
         approval of of the
         acquisition of 31 Rainbow
         Food Stores (as described in
         Item 2 of this Report)

[1]Pursuant to Regulation S-K, Item 601 (b)(2), included as part of Exhibits 2.9 and 2.10 is a list of omitted schedules and exhibits together with an agreement to furnish copies of any omitted schedule or exhibit to the Commission upon request.